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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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                               February 2, 1996
                         -------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                              ARIS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



     New York                       1-4814                   22-1715275
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 (State or other                  (Commission              (IRS Employer
 jurisdiction of                  File Number)           Identification No.)
 incorporation)


                   475 Fifth Avenue, New York, New York 10017
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              (Address of registrant's principal executive offices)



                                 (212) 686-5050
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              (Registrant's telephone number, including area code)


                   675 Third Avenue, New York, New York 10017
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                 (Former address if changed since last report)

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ITEM 5. OTHER EVENTS

     On February 2, 1996, the Registrant and AIF-II, L.P. ("AIF-II") entered an amendment to the Series B Junior Secured Note Agreement dated as of June 30, 1993 between the Registrant and AIF-II, whereby the quarterly interest payment due February 5, 1996 under such agreement would not be made in cash but instead added to principal.








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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.
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     10.90 Amendment dated February 2, 1996 to Series B Junior Secured Note
Agreement dated as of June 30, 1993 between Registrant and AIF-II, L.P.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ARIS INDUSTRIES, INC.


                                     By: /s/ PAUL SPECTOR
                                         ----------------
                                         Paul Spector
                                         Senior Vice President and
                                         Chief Financial Officer

Date: February 2, 1996




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